                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-08375

                       SCUDDER INVESTORS PORTFOLIOS TRUST
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                  One South Street
                                Baltimore, MD 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       2/29/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Top 50 US Fund

Semiannual Report to Shareholders

February 29, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder Top 50 US Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

Top 50 US Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please see this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 29, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% front-end sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/29/04
Scudder Top 50 US Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class A	10.12%	30.04%	-9.41%	-6.38%	-.53%
S&P 500 Index+	14.59%	38.52%	-1.04%	-.12%	4.51%

Scudder Top 50 US Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Class B	9.69%	29.10%	-10.06%	-7.10%	-3.57%
S&P 500 Index+	14.59%	38.52%	-1.04%	-.12%	2.12%

Scudder Top 50 US Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class***
Class C	9.78%	29.11%	-10.04%	-7.17%	-2.30%
S&P 500 Index+	14.59%	38.52%	-1.04%	-.12%	4.81%

Sources: Lipper Inc. and Investment Company Capital Corp.

* The Fund commenced operations on October 2, 1997. Index returns begin September 30, 1997.
** Class B shares commenced operations on March 18, 1998. Index returns begin March 31, 1998.
*** Class C shares commenced operations on September 2, 1998. Index returns begin August 31, 1998.
++ Total returns shown for periods less than one year are not annualized.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 2/29/04	$ 12.07	$ 10.07	$ 11.00
8/31/03	$ 10.96	$ 9.18	$ 10.02
Distribution Information: Six Months: Income Dividends as of 2/29/04	$ .01	$ -	$ -

Class A Lipper Rankings - Large Cap Core Funds Category as of 2/29/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	895	of	1062	85
3-Year	828	of	851	98
5-Year	606	of	628	97

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Top 50 US Fund - Class A [] S&P 500 Index+

Yearly periods ended February 28/29

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 2, 1997. Index returns begin September 30, 1997.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/29/04
Scudder Top 50 US Fund		1-Year	3-Year	5-Year	Life of Class*	Life of Class**	Life of Class***
Class A	Growth of $10,000	$12,256	$7,007	$6,777	$9,109	-	-
	Average annual total return	22.56%	-11.18%	-7.49%	-1.45%	-	-
Class B	Growth of $10,000	$12,610	$7,130	$6,852	-	$7,975	-
	Average annual total return	26.10%	-10.66%	-7.28%	-	-3.73%	-
Class C	Growth of $10,000	$12,782	$7,207	$6,823	-	-	$8,712
	Average annual total return	27.82%	-10.34%	-7.36%	-	-	-2.48%
S&P 500 Index+	Growth of $10,000	$13,852	$9,691	$9,940	$13,272	$11,322	$12,951
	Average annual total return	38.52%	-1.04%	-.12%	4.51%	2.12%	4.81%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 2, 1997. Index returns begin September 30, 1997.
** Class B shares commenced operations on March 18, 1998. Index returns begin March 31, 1998.
*** Class C shares commenced operations on September 2, 1998. Index returns begin August 31, 1998.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Owen Fitzpatrick examines the economy, the management team's approach and the performance of Scudder Top 50 US Fund for the six-month period September 1, 2003, through February 29, 2004.

Q: How would you characterize the investment environment during the period?

A: While the equity markets advanced overall during the period, large-company stocks again lagged their more potent small-company counterparts. Value stocks solidly outperformed growth stocks. And, notably, within the growth category, lesser-quality names - companies perceived to have problems that could inhibit their long-term growth - thrived in a speculative environment.

The equity markets, which previously had been driven to strong gains by renewed vigor in the economy and accelerating year-over-year earnings growth, suffered a setback in September after the release of weaker-than- expected economic data, including higher jobless claims (a measure of unemployment). Further, that same month the Bush administration announced that it had raised budget estimates for the rebuilding of Iraq, and New York state attorney general Eliott Spitzer began his investigation into improper practices at the New York Stock Exchange and within various mutual fund complexes.

The market reversal proved short-lived, however, and the economy continued to show signs of recovery and stabilization. During the fourth quarter of 2003, leading economic indicators (those suggesting the direction of the economy) continued to improve. Jobless claims began to moderate, and gross domestic product (the total market value of all goods and services produced in the United States) figures were robust, though somewhat lower than economists had forecasted.

The new year began with strong moves in technology and other economically sensitive sectors. This "January effect," the tendency of the stocks to perform better in January than at any other time of the year, was cut short by the Federal Reserve Board's suggestion that it may be forced to raise interest rates sooner than expected.

However, Federal Reserve Board chairman Alan Greenspan's testimony before Congress in February helped quell concern about rising rates. On balance, somewhat disappointing economic data kept investors from "jumping back in" to the market as they await evidence of stronger economic growth.

Q: How did the fund perform amid these challenges?

A: Scudder Top 50 US Fund's Class A shares rose 10.12% for the six months ended February 29, 2004. (Return is unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for performance of other shares classes and more complete performance information.) Fund performance trailed the 14.59% return of the benchmark Standard & Poor's 500 index (S&P 500) and the 12.49% average return of its peers in the Large-Cap Core Funds category, as measured by Lipper Inc., for the same period.1

1 The Lipper Large-Cap Core Funds category is a group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a 3-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Core funds have wide latitude in the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and 3-year earnings growth figure, compared with the US diversified large-cap funds universe average. Category returns represent the reinvestment of all distributions. It is not possible to invest directly in a category. The fund ranked #923 of 1,093, #895 of 1062, #828 of 851 and #606 of 628 funds for the 6-month, 1-year, 3-year and 5-year periods ended February 29, 2004, respectively.

Our bias is toward large-capitalization stocks with the strongest earnings and dividend growth. However, during the period investors tended to favor smaller, lower-quality companies - those with weak earnings and dividend growth - which benefited greatly from accelerating economic growth. While it was, of course, difficult for the fund to compete in this type of market environment, we believe in the long-term efficacy of our management strategy.

Q: Would you describe your investment philosophy and management style?

A: We use a combination of quantitative screens and thorough fundamental analysis to uncover the highest-quality, most competitive, financially sound companies for the fund's focused portfolio. We look for balance sheets that provide company management with the necessary flexibility to navigate through tougher economic conditions and to grow the business in an expanding economy. In particular, we seek companies with strong earnings growth and attractive valuations. Our goal is to capture price momentum by buying companies that are trading at or below their averages but that are supported by strong earnings or favorable earnings growth potential.

Q: What most detracted from performance?

A: Stock selection, primarily in the information technology and consumer discretionary sectors, detracted most from performance.

The fund's overweight position (its relatively larger stake than the benchmark index) in technology contributed to its relative underperformance versus the S&P 500. A late-period pullback in semiconductor stocks and equipment maker, Cisco Systems, Inc., in which the fund is heavily invested, also hurt absolute performance. Further, we had expected to see a major shift toward software technology companies, which did not occur. Software giant Microsoft Corp. and VERITAS Software Corp., both held in the portfolio, lost ground.

In the consumer discretionary sector, an anticipated recovery in broadcast media advertising rates never materialized, resulting in losses for Viacom, Inc.* Viacom produces and distributes movies and television programs. It also owns networks, cable and broadcast television outlets and radio stations, as well as a majority stake in Blockbuster Video. Also in media, late in the period the fund lost ground after Comcast Holdings Corp., which was held by the fund,* announced plans to acquire Walt Disney. Disney, which was not owned by the fund but is a component of the S&P 500, rose on the news, while Comcast declined.

* Not held as of 2/29/04.

Similarly, Bank of America Corp. in October declined after it announced plans to acquire FleetBoston Financial Corp. at a substantial premium. While Bank of America is held by the fund, FleetBoston, which soared on the news, was not. Within the retailing sector, Bed Bath & Beyond, Inc. and Kohl's Corp.* dipped.

* Not held as of 2/29/04.

Q: What contributed to performance?

A: The fund maintained its overweight position in health care, which proved positive. Adept stock selection, including the decision to add medical-device producers Guidant Corp. and St. Jude Medical, Inc. aided performance. At the American College of Cardiology conference earlier this month, the SCD-HeFT study was released, which showed that use of ICD (implantable cardioverter defibrillator) therapy produced a 23% reduction in mortality in patients with coronary artery disease and/or weak heart muscles. These results are expected to provide a boost to the industry, as the data should increase ICD market growth by about 20%. Other health care contributors within the portfolio included pharmaceutical giant Pfizer, Inc. and health care services provider WellPoint Health Networks, Inc.*

* Not held as of 2/29/04.

Q: How have you positioned the fund for the future?

A: While the economy is continuing to show signs of recovery, the evidence has been less than completely persuasive to investors. The perception among investors, we believe, is that corporate earnings growth is slowing and that economically sensitive stocks, technology in particular, will no longer be able to surprise on the upside. Given the history of technology stocks over the last four years, investors are especially wary - skittish even - about getting caught in the pit of a correction. And company management is now reluctant to build up investor expectations by being aggressive in giving earnings guidance. Consequently, we saw a rotation out of technology and into more defensive sectors, such as consumer staples and energy.

We believe, nevertheless, that growth within consumer-driven sectors may have reached a plateau. Additionally, our research and conversations with company management suggest that investor perception is simply wrong: we're seeing acceleration in growth, especially in technology, driven by corporate spending. Therefore, we have moved away from consumer-driven sectors. We have maintained the fund's overweight in technology and continue to look for a recovery in the sector.

Likewise, despite the Federal Reserve Board's ability to quell concerns about interest rates thus far, there is a rising tide of concern on the part of investors regarding rates, especially as relates to the housing market. As a preemptive move, we've pulled back on financial stocks, the largest component of the index, and are now comparatively underweight. We've pared back bank holdings, especially the large mortgage lenders, including Wells Fargo* and Washington Mutual*, Inc. We've bolstered positions in investment banking, where there has been a great deal of activity, increasing our stakes in Merrill Lynch, Inc. and Goldman Sachs Group, Inc. Both stocks have performed well in the past and are expected to continue to grow earnings.

* Not held as of 2/29/04.

In an effort to staying true to our goal of maintaining portfolio balance, we have kept the portfolio overweight in health care. It's important to note that within health care, the portfolio is concentrated in medical device companies, many of which have done well for us in the past and have continued to exhibit robust earnings growth. With the notable exception of Pfizer, Inc., the portfolio is underweight the large pharmaceutical names, which have tended to be more volatile.

Finally, we have increased our weighting in materials and industrials, adding to positions in Praxair, Inc. and Air Products & Chemicals, Inc. in the industrial gas industry as well as in the metals industry where we hold nickel producer Inco Ltd. and Freeport McMoRan Copper & Gold, Inc. The metals industry is benefiting from favorable supply/demand dynamics as higher demand from Asia, in particular China, is contributing to tight supplies due to years of underinvestment in production. The resultant higher prices are providing the necessary leverage to earnings improvements.

Q: Do you have any closing comments for shareholders?

A: We are optimistic on the current investment environment for equities. The market has definitely undergone a transition in the last several years. In 2003, we saw for the first time in a long time, earnings come in above expectations. Overall, earnings estimates continue to move higher, which should be positive for growth stocks. Further, with interest rates near secular lows, multiple expansion may be difficult to achieve over the coming quarters. This suggests that investors may gravitate toward those companies that can deliver above-average profit growth and dividends may also become a larger contributor to total return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 29, 2004

Asset Allocation	2/29/04	8/31/03

Common Stocks	100%	100%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	2/29/04	8/31/03

Information Technology	24%	23%
Financials	18%	20%
Health Care	15%	15%
Consumer Discretionary	10%	13%
Consumer Staples	10%	10%
Industrials	8%	11%
Energy	7%	5%
Materials	6%	1%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at February 29, 2004 (31.5% of Portfolio)
1. ExxonMobil Corp. Explorer and provider of oil and gas	3.9%
2. International Business Machines Corp. Manufacturer of computers and provider of information processing services	3.4%
3. Cisco Systems, Inc. Developer of computer network products	3.3%
4. Citigroup, Inc. Provider of diversified financial services holding company	3.3%
5. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	3.3%
6. Procter & Gamble Co. Manufacturer of diversified consumer products	3.1%
7. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.1%
8. XL Capital Ltd. "A" Provider of insurance services	2.7%
9. Apache Corp. Explorer, developer and producer of natural gas and crude oil	2.7%
10. Goldman Sachs Group, Inc. Provider of global investment banking services	2.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 27. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Financial Statements

Statement of Assets and Liabilities as of February 29, 2004 (Unaudited)
Assets
Investment in Top 50 US Portfolio, at value	$ 14,222,283
Receivable for Fund shares sold	3,404
Due from Advisor	96,187
Total assets	14,321,874
Liabilities
Payable for Fund shares redeemed	1,980
Accrued expenses and payables	40,051
Total liabilities	42,031
Net assets, at value	$ 14,279,843
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(5,485)
Net unrealized appreciation (depreciation) on investments	(921,308)
Accumulated net realized gain (loss)	(9,420,919)
Paid-in capital	24,627,555
Net assets, at value	$ 14,279,843
Net Asset Value
Class A Net Asset Value and redemption price per share ($11,670,558 / 966,655 shares of capital stock outstanding, $.001 par value, 83,333,334 shares authorized)	$ 12.07
Maximum offering price per share (100 / 94.25 of $12.07)	$ 12.81
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,992,289 / 197,858 shares of capital stock outstanding, $.001 par value, 83,333,334 shares authorized)
$ 10.07
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($616,996 / 56,115 shares of capital stock outstanding, $.001 par value, 83,333,334 shares authorized)
$ 11.00
Maximum offering price per share (100 / 99.00 of $11.00)	$ 11.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 29, 2004 (Unaudited)
Investment Income
Total investment income allocated from the Top 50 US Portfolio: Dividends	$ 91,780
Interest	84
Expenses	(120,283)
Net investment income (loss) allocated from the Top 50 US Portfolio	(28,419)
Expenses: Administrator service fee	10,746
Distribution and shareholder servicing fees	27,027
Transfer agent fees	11,516
Registration fees	29,249
Reports to shareholders	6,337
Accounting fees	10,304
Legal fees	13,529
Auditing	18,480
Directors' fees and expenses	2,844
Other	4,659
Total expenses, before expense reductions	134,691
Expense reductions	(163,471)
Total expenses, after expense reductions	(28,780)
Net investment income (loss)	361
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	415,413
Net unrealized appreciation (depreciation) during the period on investments	990,273
Net gain (loss) on investment transactions	1,405,686
Net increase (decrease) in net assets resulting from operations	$ 1,406,047

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended February 29, 2004 (Unaudited)	Year Ended August 31, 2003
Increase (Decrease) in Net Assets
Operations: Net investment income (loss)	$ 361	$ 4,656
Net realized gain (loss) on investment transactions	415,413	(1,556,605)
Net unrealized appreciation (depreciation) on investment transactions during the period	990,273	2,739,784
Net increase (decrease) in net assets resulting from operations	1,406,047	1,187,835
Distributions to shareholders from: Net investment income: Class A	(10,502)	-
Fund share transactions: Proceeds from shares sold	930,530	3,377,741
Reinvestment of distributions	4,788	-
Cost of shares redeemed	(2,140,033)	(7,556,471)
Net increase (decrease) in net assets from Fund share transactions	(1,204,715)	(4,178,730)
Increase (decrease) in net assets	190,830	(2,990,895)
Net assets at beginning of period	14,089,013	17,079,908
Net assets at end of period (including accumulated distributions in excess of and undistributed net investment income of $5,485 and $4,656, respectively)	$ 14,279,843	$ 14,089,013

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.96	$ 10.22	$ 13.24	$ 22.34	$ 17.89	$ 12.62
Income (loss) from investment operations: Net investment income (loss)	-[b,c]	.01[b]	(.02)[b]	(.03)	(.10)	(.08)
Net realized and unrealized gain (loss) on investment transactions	1.12	.73	(3.00)	(9.07)	4.55	5.35
Total from investment operations	1.12	.74	(3.02)	(9.10)	4.45	5.27
Less distributions from: Net investment income	(.01)	-	-	-	-	-
Net asset value, end of period	$ 12.07	$ 10.96	$ 10.22	$ 13.24	$ 22.34	$ 17.89
Total Return (%)[d]	10.12**	7.24	(22.81)	(40.73)	24.87	41.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	12	15	16	11	3
Ratio of expenses before expense reductions, including expenses allocated from the Top 50 US Portfolio (%)	3.43*	2.58	2.53	3.09	4.81	5.71
Ratio of expenses after expense reductions, including expenses allocated from the Top 50 US Portfolio (%)	1.15*	1.15	1.15	1.15	1.31	1.50
Ratio of net investment income (loss) (%)	.13*	.13	(.15)	(.25)	(.65)	(.52)
[a] For the six months ended February 29, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.18	$ 8.61	$ 11.24	$ 19.11	$ 15.44	$ 10.96
Income (loss) from investment operations: Net investment income (loss)	(.01)[b]	(.03)[b]	(.08)[b]	(.15)	(.18)	(.12)
Net realized and unrealized gain (loss) on investment transactions	.90	.60	(2.55)	(7.72)	3.85	4.60
Total from investment operations	.89	.57	(2.63)	(7.87)	3.67	4.48
Net asset value, end of period	$ 10.07	$ 9.18	$ 8.61	$ 11.24	$ 19.11	$ 15.44
Total Return (%)[c]	9.69**	6.62	(23.40)	(41.21)	23.77	40.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	4	5	3
Ratio of expenses before expense reductions, including expenses allocated from the Top 50 US Portfolio (%)	4.21*	3.33	3.29	3.83	5.55	6.83
Ratio of expenses after expense reductions, including expenses allocated from the Top 50 US Portfolio (%)	1.90*	1.90	1.90	1.90	2.09	2.25
Ratio of net investment income (loss) (%)	(.62)*	(.62)	(.90)	(1.01)	(1.42)	(1.30)
[a] For the six months ended February 29, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2004[a]	2003	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.02	$ 9.40	$ 12.27	$ 20.86	$ 16.83	$ 12.50
Income (loss) from investment operations: Net investment income (loss)	(.03)[c]	(.05)[c]	(.10)[c]	(.16)	(.17)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.01	.67	(2.77)	(8.43)	4.20	4.42
Total from investment operations	.98	.62	(2.87)	(8.59)	4.03	4.33
Net asset value, end of period	$ 11.00	$ 10.02	$ 9.40	$ 12.27	$ 20.86	$ 16.83
Total Return (%)[d]	9.78**	6.60	(23.39)	(41.18)	23.95	34.64**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	617	456	269	487	280	136
Ratio of expenses before expense reductions, including expenses allocated from the Top 50 US Portfolio (%)	4.31*	3.33	3.29	3.74	5.53	7.15*
Ratio of expenses after expense reductions, including expenses allocated from the Top 50 US Portfolio (%)	1.90*	1.90	1.90	1.90	2.07	2.25*
Ratio of net investment income (loss) (%)	(.62)*	(.62)	(.90)	(.98)	(1.41)	(1.31)*
[a] For the six months ended February 29, 2004 (Unaudited).
[b] For the period from September 2, 1998 (commencement of operations of Class C shares) to August 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Top 50 US Fund ("Scudder Top 50 US Fund" or the "Fund") is a non-diversified series of the Scudder Investors Funds, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Top 50 US Portfolio (the "Portfolio"), an open-end management investment company advised by Investment Company Capital Corp. ("ICCC") and subadvised by Deutsche Asset Management, Inc. ("DeAM, Inc.").

On February 29, 2004, the Fund owned approximately 72% of the Top 50 US Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $9,174,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2007 ($39,000), August 31, 2008 ($38,000), August 31, 2010 ($3,337,000) and August 31, 2011 ($5,760,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through August 31, 2003, the Fund incurred approximately $661,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporate expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio for a breakdown of the appreciation/depreciation from investments.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. ICCC (the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio and Administrator for the Fund.

For the six months ended February 29, 2004, the Advisor and Administrator contractually agreed to waive its fees and reimburse expenses to the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund, including expenses of the Portfolio, as follows: Class A shares 1.15%, Class B shares 1.90% and Class C shares 1.90%. Under these agreements, the Advisor waived and absorbed $163,471 of expenses.

Administrator Service Fee. ICCC also serves as the Fund's Administrator. Under the Administration Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee (the "Administrator Service Fee") based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. For the six months ended February 29, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at February 29, 2004
Class A	$ 8,920	$ 1,388
Class B	1,442	224
Class C	384	60
	$ 10,746	$ 1,672

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended February 29, 2004, the amount charged to the Fund by SISC aggregated $11,152, of which $1,662 is unpaid at February 29, 2004.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 29, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2004
Class A	$ 14,870	$ 3,813
Class B	7,205	1,813
Class C	1,913	520
	$ 23,988	$ 6,146

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at February 29, 2004	Effective Rate
Class B	$ 2,401	$ 604.25%
Class C	638	173.25%
	$ 3,039	$ 777

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2004, aggregated $837. There were no underwriting commissions paid in connection with distribution of Class C shares for the six months ended February 29, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 29, 2004, the CDSC for Class B and C shares aggregated $2,941 and $208, respectively.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

C. Accounting Fees

A third party service provider is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2004		Year Ended August 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	61,515	$ 717,397	286,076	$ 2,846,624
Class B	5,933	57,369	42,413	359,989
Class C	14,353	155,764	18,475	171,128
		$ 930,530		$ 3,377,741
Shares issued to shareholders in reinvestments of distributions
Class A	412	$ 4,788	-	$ -
Shares redeemed
Class A	(160,786)	$ (1,902,654)	(658,892)	$ (6,912,928)
Class B	(20,837)	(196,535)	(74,299)	(628,853)
Class C	(3,744)	(40,844)	(1,588)	(14,690)
		$ (2,140,033)		$ (7,556,471)
Net increase (decrease)
Class A	(98,859)	$ (1,180,469)	(372,816)	$ (4,066,304)
Class B	(14,904)	(139,166)	(31,886)	(268,864)
Class C	10,609	114,920	16,887	156,438
		$ (1,204,715)		$ (4,178,730)

(The following financial statements of the Top 50 US Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of February 29, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 100.0%
Consumer Discretionary 9.8%
Hotel Restaurants & Leisure 3.1%
International Game Technology	10,000	392,400
YUM! Brands, Inc.*	6,000	222,180
		614,580
Household Durables 1.4%
Fortunes Brands, Inc.	4,000	285,920
Media 3.4%
Gannett Co., Inc.	5,000	431,350
McGraw-Hill, Inc.	3,000	234,510
		665,860
Specialty Retail 1.9%
Bed Bath & Beyond, Inc.*	9,000	367,920
Consumer Staples 10.2%
Food & Drug Retailing 5.2%
Sysco Corp.	11,000	436,150
Wal-Mart Stores, Inc.	6,240	371,654
Whole Foods Market, Inc.	3,000	232,050
		1,039,854
Household Products 3.1%
Procter & Gamble Co.	6,000	615,060
Personal Products 1.9%
The Estee Lauder Co., Inc. "A"	9,000	383,400
Energy 6.6%
Oil & Gas
Apache Corp.	13,000	535,210
ExxonMobil Corp.	18,400	775,928
		1,311,138
Financials 18.2%
Banks 4.4%
Bank of America Corp.	5,000	409,600
US Bancorp.	16,000	456,480
		866,080
Capital Markets 2.5%
Merrill Lynch & Co., Inc.	8,000	489,680
Diversified Financials 5.9%
Citigroup, Inc.	13,000	653,380
Goldman Sachs Group, Inc.	5,000	529,350
		1,182,730
Insurance 5.4%
AFLAC, Inc.	13,000	527,930
XL Capital Ltd. "A"	7,000	536,620
		1,064,550
Health Care 15.1%
Biotechnology 2.2%
Amgen, Inc.*	6,950	441,534
Health Care Equipment & Supplies 4.6%
Guidant Corp.	7,000	476,980
St. Jude Medical, Inc.	6,000	435,900
		912,880
Pharmaceuticals 8.3%
Abbott Laboratories	9,000	385,200
Forest Laboratories, Inc.*	3,000	226,440
Johnson & Johnson	3,340	180,059
Merck & Co., Inc.	5,000	240,400
Pfizer, Inc.	16,727	613,045
		1,645,144
Industrials 8.3%
Aerospace & Defense 3.2%
United Technologies Corp.	7,000	644,770
Air Freight & Logistics 1.8%
United Parcel Service, Inc. "B"	5,000	353,150
Commercial Services & Supplies 2.3%
H&R Block, Inc.	5,000	270,250
Stericycle, Inc.*	4,000	184,960
		455,210
Industrial Conglomerates 1.0%
General Electric Co.	6,000	195,120
Information Technology 23.4%
Communications Equipment 3.3%
Cisco Systems, Inc.*	28,650	661,815
Computers & Peripherals 3.4%
International Business Machines Corp.	7,000	675,500
IT Consulting & Services 3.0%
InterActive Corp.*	10,000	325,700
Sungard Data Systems, Inc.*	9,000	261,630
		587,330
Semiconductor & Semiconductor Equipment 7.7%
Altera Corp.*	5,000	110,400
Analog Devices, Inc.	4,000	199,600
Intel Corp.	9,000	263,070
KLA-Tencor Corp.*	5,000	264,000
Linear Technology Corp.	10,000	399,900
Novellus Systems, Inc.*	9,000	289,350
		1,526,320
Software 6.0%
Electronic Arts, Inc.*	9,000	424,440
Microsoft Corp.	16,600	439,900
VERITAS Software Corp.*	10,500	319,410
		1,183,750
Materials 6.3%
Chemicals 4.3%
Air Products & Chemicals, Inc.	8,000	385,920
Praxair, Inc.	13,000	472,160
		858,080
Metals & Mining 2.0%
Freeport-McMoRan Copper & Gold, Inc. "B"	5,000	213,250
Inco Ltd.*	5,000	185,800
		399,050
Utilities 2.1%
Electric Utilities
Entergy Corp.	7,000	415,030
Total Common Stocks (Cost $16,747,084)		19,841,455
Total Investment Portfolio - 100.0% (Cost $16,747,084) (a)		19,841,455

* Non-income producing security.
(a) The cost for federal income tax purposes was $16,750,633. At February 29, 2004, net unrealized appreciation for all securities based on tax cost was $3,090,822. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,271,839 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $181,017.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 29, 2004 (Unaudited)
Assets
Investments in securities, at value (cost $16,747,084)	$ 19,841,455
Cash equivalents	133,740
Receivable for investments sold	1,563,432
Dividends and interest receivable	30,937
Receivable for shares of beneficial interest subscribed	1,980
Total assets	21,571,544
Liabilities
Payable for investments purchased	1,647,483
Payable for shares of beneficial interest withdrawn	44,910
Accrued investment advisory fee	26,861
Other accrued expenses and payables	37,017
Total liabilities	1,756,271
Net assets, at value	$ 19,815,273

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 29, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 127,965
Interest	117
Total Income	128,082
Expenses: Investment advisory fees	84,719
Administrator service fee	14,950
Accounting fees	20,203
Auditing	19,684
Custody fees	9,109
Legal fees	13,378
Trustees' fees and expenses	2,580
Other	3,003
Total expenses	167,626
Net investment income (loss)	(39,544)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	576,000
Net unrealized appreciation (depreciation) during the period on investments	1,374,885
Net gain (loss) on investment transactions	1,950,885
Net increase (decrease) in net assets resulting from operations	$ 1,911,341

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended February 29, 2004 (Unaudited)	Year Ended August 31, 2003
Increase (Decrease) in Net Assets
Operations: Net investment income (loss)	$ (39,544)	$ (67,901)
Net realized gain (loss) on investment transactions	576,000	(2,150,999)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,374,885	3,703,181
Net increase (decrease) in net assets resulting from operations	1,911,341	1,484,281
Capital transactions in shares of beneficial interest: Proceeds from capital invested	1,069,735	3,742,743
Value of capital withdrawn	(5,612,778)	(6,661,976)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(4,543,043)	(2,919,233)
Increase (decrease) in net assets	(2,631,702)	(1,434,952)
Net assets at beginning of period	22,446,975	23,881,927
Net assets at end of period	$ 19,815,273	$ 22,446,975

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended August 31,	2004[a]	2003	2002	2001	2000	1999
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	22	24	34	36	24
Ratio of expenses	1.68*	1.58	1.38	1.47	1.67	1.98
Ratio of net investment income (loss) (%)	(.39)*	(.30)	(.39)	(.59)	(1.00)	(1.00)
Portfolio turnover rate (%)	102*	50	51	31	68	58
Total investment return (%)[b]	9.85**	6.81	(22.58)	-	-	-

a For the six months ended February 29, 2004 (Unaudited).
b Total investment return for the Portfolio was derived from the performance of Class A of Scudder Top 50 US Fund.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Top 50 US Portfolio (the "Portfolio"), a non-diversified series of the Scudder Investors Portfolios Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Expenses. Expenses of the Trust arising in connection with a specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Trust.

Cash. Cash includes deposits held at the Portfolio's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended February 29, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $10,326,487 and $14,761,842, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corp. ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Portfolio. Deutsche Asset Management, Inc. ("DeAM, Inc."), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Portfolio.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.85% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. DeAM, Inc., an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Portfolio and is paid by the Advisor for its services.

Administrator Service Fee. Under the Administration Services Appendix to the Master Services Agreement, the Portfolio pays ICCC an annual fee (the "Administrator Service Fee") based on the Portfolio's average daily net assets. This fee is calculated and accrued daily and paid monthly, at the annual rate of 0.15% of the Portfolio's average daily net assets. The Administrator Service Fee aggregated $14,950, of which $2,327 is unpaid at February 29, 2004.

Various third party service providers provide certain services to the Portfolio. Certain expenses of the Portfolio will not be borne by ICCC such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Accounting Fees

A third party service provider is responsible for maintaining the portfolio and general accounting records of the Portfolio.

E. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") shared in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	FAUSX	FBUSX	FCUSX
CUSIP Number	81116R-101	81116R-200	81116R-309
Fund Number	406	606	706

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Top 50 US Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               April 30, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Top 50 US Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               April 30, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               April 30, 2004
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